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               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 26, 1999, except for Note 11, as to which the date is May 2, 1999, in the Amendment No. 2 to the Registration Statement (Form S-1 No. 333-74777) and related Prospectus of Online Resources & Communications Corporation dated May 4, 1999.



                                                           /s/ Ernst & Young LLP

Vienna, Virginia
May 4, 1999